SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 24, 1996


        CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996 providing for the issuance of Chase Commercial Mortgage Securi-ties Corp.'s Mortgage Pass-Through Certificates Series 1996-1)


                  Chase Commercial Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)



          New York                  333-05271              13-3728743
- -----------------------------      -----------           -----------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
  of Incorporation)                File Number)          Identification No.)


   380 Madison Avenue
   New York, New York                       10017-2951
  --------------------                      ----------
  (Address of Principal                     (Zip Code)
   Executive Offices)


       Registrant's telephone number, including area code (212) 270-6000

       -----------------------------------------------------------------

Item 5.  Other Events
         ------------

         The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-05271). Pursuant to a base prospectus, dated May 28, 1996 and a prospectus supplement, subject to completion, dated June 24, 1996, the Registrant plans to issue approximately $389,980,252 in aggregate principal amount of its Chase Commercial Mortgage Corp. Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates") on July 30, 1996. This Current Report on Form 8-K discloses the use of computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), collateral term sheets (as defined in the Public Securities Association SEC No-Action Letter, available February 17, 1995 (the "PSA No Action letter")) and structural term sheets (as defined in the PSA No-Action Letter) by the underwriters in connection with the offering of the Certificates. A copy of such computational materials, collateral term sheets and structural term sheets is attached hereto as Exhibit 99.

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHASE COMMERCIAL MORTGAGE
                                         SECURITIES CORP.



                                       By: /S/ Jaqueline R. Slater
                                          -------------------------------
                                          Name:  Jaqueline R. Slater
                                          Title: President


Dated:  June 25, 1996

EXHIBIT INDEX


Exhibit No.                    Description                           Page No.
- -----------                    -----------                           --------


    99             Computational Materials, Collateral                  5
                   Term Sheets and Structural Term Sheets,
                   each as prepared for use by the underwriters in connection with the offering of the Certificates.